SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported)      September 12, 2000
                                                       ------------------

                               R.M.S.Titanic, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


               0 - 24452                                 59 - 2753162
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         (Commission File Number)              (IRS Employer Identification No.)


     401 CORBETT ST., SUITE 470    CLEARWATER, FLORIDA               33756
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (727) 443-1912
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events

     On September 12, 2000, the Board of Directors amended the By-Laws of the Corporation so that the Board of Directors may remove any director of the Board of Directors of the Corporation with cause. Immediately thereafter, the Board of Directors duly voted to remove G. Michael Harris as a director of the Corporation. The Board of Directors will consist of four directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               R.M.S. Titanic, Inc.
                                        ---------------------------------
                                                  (Registrant)


Date:       September 13, 2000
            ------------------         By:   /s/ Arnie Geller
                                             -----------------------
                                             Arnie Geller, President